                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                    SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

This Subscription and Stock Purchase Agreement (the "Agreement") is entered into as of the 22nd day of November, 2002, by and among National Waterworks Holdings, a Delaware corporation (the "Company"), and the persons set forth on the signature page hereto as Purchasers (the "Purchasers").

         WHEREAS, the Purchasers wish to purchase from the Company, and the Company wishes to issue and sell to the Purchasers shares of the Company's class B common stock, par value $0.01 per share ("Class B Common Stock").

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

                                    ARTICLE I

                           Purchase and Sale of Shares

         1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the Purchasers, severally and not jointly, do hereby subscribe for and agree to purchase concurrently with the Closing (as defined below), and the Company does hereby agree to sell to the Purchasers concurrently with the Closing, the number of shares of Class B Common Stock set forth below the name of each Purchaser on the signature pages hereto (collectively, the "Shares") for the total purchase price set forth below the name of each Purchaser on the signature pages hereto (the "Purchase Price"). Neither the Company nor any Purchaser shall be obligated to proceed with the Closing unless each other party hereto is prepared to simultaneously proceed with the Closing.

         1.2 Closing. The issuance, sale and purchase of the shares of Class B Common Stock hereunder shall occur at a closing (the "Closing") to be held immediately prior to the closing of the transactions contemplated by that certain Asset Purchase Agreement dated as of September 12, 2002 (the "Purchase Agreement") among U.S. Filter Distribution, Inc. ("Distribution"), United States Filter Corporation and National Waterworks, Inc. (f/k/a Blue Acquisition Corp.). Payment of the Purchase Price shall be made by each Purchaser (against receipt of a share certificate delivered by the Company) to the Company or its designee at the Closing by delivery of a wire transfer of same day funds denominated in U.S. dollars, unless otherwise mutually agreed in writing with the Company.

                                   ARTICLE II

                  Representations and Warranties of the Company

         The Company represents and warrants to each Purchaser that:

         2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         2.2 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

         2.3 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid and nonassessable.

         2.4 Securities Act. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Sponsor contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

                                   ARTICLE III

                  Representations, Warranties and Agreements of

                                 the Purchasers

         Each Purchaser, separately and not jointly, represents and warrants to the Company and each other Purchaser that:

         3.1 Authorization. This Agreement, when executed and delivered by it, will constitute its valid and legally binding obligation, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

         3.2      Investment Representations.

                  (a) The Shares to be received by it will be acquired by it for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, and it has no current intention of selling, granting participation in or otherwise distributing the same, in each case, in violation of applicable federal and state securities laws. By executing this Agreement, such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares, in each case, in violation of applicable federal and state securities laws.

                  (b) Such Purchaser understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder.

                  (c) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment. Such Purchaser further represents that it has had access, during the course of the transactions contemplated hereby and prior to its purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act and that it has had, during the course of the transactions contemplated hereby and prior to its purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. Such Purchaser understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to this investment.

                  (d) Such Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. Such Purchaser must be prepared to bear the economic risk of this investment for an indefinite period of time. In particular, such Purchaser acknowledges that it is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. Such Purchaser represents that, in the absence of an effective registration statement covering the Shares, it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Stockholders' Agreement referred to in Article VI.

                  (e) Such Purchaser acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. Such Purchaser acknowledges that: (i) it has adequate means of providing for its current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) its commitment to investments which are not readily marketable is not disproportionate to its net worth; and (iii) its investment in the Shares will not cause its overall financial commitments to become excessive.

                                   ARTICLE IV

                        Conditions to Obligations of each

                              Purchaser at Closing

         The obligations of each Purchaser under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

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
         4.1 Representations and Warranties. The representations and warranties of the Company contained in Article II hereof shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

         4.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

         4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                                    ARTICLE V

             Conditions to the Obligations of the Company at Closing

         The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         5.1 Representations. The representations, warranties and agreements of each Purchaser contained in Article III hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made at the Closing.

         5.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

         5.3 Performance. The Purchasers shall have performed in all material respects all of its obligations and materially complied with each and all of its covenants required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

                                   ARTICLE VI

                           Mutual Conditions Precedent

         The obligations of the Company and the Purchasers under Article I of this Agreement are subject to the fulfillment on or before the Closing of the following condition:

         Stockholders' Agreement. The Company and each stockholder of the Company shall have executed and delivered a counterpart signature page to that certain Stockholders' Agreement to be dated the date of the Closing.

                                   ARTICLE VII

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                                  Miscellaneous

         7.1 No Waiver; Modifications in Writing. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         7.2 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

         If to the Company:                 National Waterworks Holdings, Inc.
                                            American Plaza
                                            200 West Highway 6
                                            Suite 620
                                            Waco, Texas 76712

         If to the Purchasers:              J.P. Morgan Partners, LLC
                                            c/o J.P. Morgan Partners, L.P.
                                            1221 Avenue of the Americas
                                            New York, New York 10020
                                            Attention:  Official Notices Clerk
                                            FBO:  Stephen Murray

                                            and

                                            Thomas H. Lee Partners, L.P.
                                            75 State Street
                                            Boston, Massachusetts 02109
                                            Attention: Todd Abbrecht

         With a copy to:                    Weil, Gotshal & Manges LLP

                                            101 Federal Street
                                            Boston, Massachusetts 02110
                                            Attention: James Westra, Esq.

                                            and

                                            O'Melveny & Myers LLP
                                            30 Rockefeller Plaza
                                            New York, New York  10112
                                            Attention:  Gregory A. Gilbert, Esq.

         All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

         7.3 Costs, Expenses and Taxes. The Company agrees to pay on demand all expenses incurred by the Purchasers and their affiliates or any of them in connection with this Agreement, including but not limited to the fees and disbursements of Weil, Gotshal & Manges LLP and O'Melveny & Myers LLP, counsel to the Purchasers, and any other consultants or advisors retained by the Purchasers, including but not limited to the preparation, negotiation and execution of this Agreement or the transactions contemplated hereby. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the issuance of the Shares or any capital stock of the Company issued upon the redemption or exchange of the Shares but excluding all federal, state and local income or similar taxes and shall save and hold the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

         7.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         7.5 Binding Effect; Assignment. The rights and obligations of the Purchasers under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and each Purchaser and its and their respective successors and assigns.

         7.6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         7.7 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         7.8 Exhibits and Headings. All Exhibits to this Agreement shall be deemed to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         7.9 Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

         7.10 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         7.11 Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or the Purchasers, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

         7.12 Indemnification. The Company hereby agrees to indemnify, exonerate and hold each Purchaser, and its respective partners, shareholders, affiliates, directors, officers, fiduciaries, employees and agents and each of the partners, shareholders, affiliates, directors, officers, fiduciaries, employees and agents of each of the foregoing (collectively, the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the execution, delivery, performance, enforcement or existence of this Agreement or the transactions contemplated hereby except for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. None of the Indemnitees shall be liable to the Company or any of its affiliates for any act or omission suffered or taken by such Indemnitee that does not constitute gross negligence or willful misconduct.

                    SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal, as of the date first above written.

                                            NATIONAL WATERWORKS HOLDINGS, INC.

                                            By: /s/ Mechelle Slaughter

                                                ----------------------
                                                Name:  Mechelle Slaughter
                                                Title: C.F.O. and Secretary

                                            Aggregate Number of Shares of Class
                                            B Common Stock to be sold: 4,138,702

                                            Aggregate sale price for Shares of
                                            Class B Common Stock: $ 206,935,100

                                            PURCHASERS:

                                            Thomas H. Lee Equity Fund V, L.P.

                                            By: THL Equity Advisors V, LLC, its
                                                general partner
                                            By: Thomas H. Lee Partners, L.P.,
                                                its sole member
                                            By: Thomas H. Lee Advisors, LLC, its
                                                general partner

                                            /s/ Anthony Dinovi

                                            ------------------
                                            Name: Anthony Dinovi
                                            Principal Managing Director

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 1,586,701

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $79,335,050

                                            Thomas H. Lee Parallel Fund V, L.P.

                                            By: THL Equity Advisors V, LLC,
                                                its general partner
                                            By: Thomas H. Lee Partners, L.P.,
                                                its sole member
                                            By: Thomas H. Lee Advisors, LLC,
                                                its general partner

                                            /s/ Anthony Dinovi

                                            ------------------
                                            Name: Anthony Dinovi
                                            Principal Managing Director

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 411,684

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $20,584,200

                                            Thomas H. Lee Equity (Cayman) Fund
                                                  V, L.P.

                                            By: THL Equity Advisors V, LLC, its
                                                general partner
                                            By: Thomas H. Lee Partners, L.P.,
                                                its sole member
                                            By: Thomas H. Lee Advisors, LLC,
                                                its general partner

                                            /s/ Anthony Dinovi

                                            ------------------
                                            Name: Anthony Dinovi
                                            Principal Managing Director

                                            Number of Shares of Class B Common
                                                Stock to be purchased:  21,863

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $1,093,150

                                            Putnam Investments Holdings, LLC

                                            By: /s/ William H. Wolverton
                                                ------------------------
                                            Name:  William H. Wolverton
                                            Title: Managing Director

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 12,398

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 619,900

                                            Putnam Investments Employees'
                                              Securities Company I LLC

                                            By: /s/ William H. Wolverton
                                                ------------------------
                                            Name:  William H. Wolverton
                                            Title: Managing Director

                                            Number of Shares of Class B Common
                                                Stock to be purchased:10,656

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $532,800

                                            Putnam Investments Employees'
                                            Securities Company II LLC

                                            By: /s/ William H. Wolverton
                                                ------------------------
                                            Name: William H. Wolverton
                                            Title: Managing Director

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 9,516

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 475,800

                                            1997 Thomas H. Lee Nominee Trust

                                            By: State Street Bank and Trust

                                            Company, not personally, but solely
                                            as Trustee under the 1997 Thomas H.
                                            Lee Nominee Trust

                                            By: /s/ Thomas H. Lee
                                                -----------------
                                            Name:  Thomas H. Lee
                                            Title: Chief Executive Officer

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 2,503

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 125,150

                                            Thomas H. Lee Investors Limited
                                                Partnership

                                            By: THL Investment Management Corp.,
                                                its general partner

                                            By: /s/ Thomas H. Lee
                                                -----------------
                                            Name:  Thomas H. Lee
                                            Title: Chief Executive Officer

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 4,030

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 201,500

                                            J.P. MORGAN PARTNERS (BHCA), L.P.

                                            By: JPMP MASTER FUND MANAGER, L.P.,
                                                its general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /s/ Stephen Murray

                                                ------------------
                                            Name:  Stephen Murray
                                            Title: Partner

                                            Number of Shares of Class B Common
                                                Stock to be purchased:
                                                1,622,232.59

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 81,111,630

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS, L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                its general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /s/ Stephen Murray

                                                ------------------
                                            Name:  Stephen Murray
                                            Title: Partner

                                            Number of Shares of Class B Common
                                                Stock to be purchased:
                                                257,062.33

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 12,853,117

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS (CAYMAN), L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                a general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /s/ Stephen Murray

                                                ------------------
                                            Name:  Stephen Murray
                                            Title: Partner

                                            Number of Shares of Class B Common
                                                Stock to be purchased:130,472.86

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 6,523,643

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS A, L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                a general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /s/ Stephen Murray

                                                ------------------
                                            Name:  Stephen Murray
                                            Title: Partner

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 35,042.82

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 1,752,141

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS (CAYMAN) II, L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                a general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /s/ Stephen Murray

                                                ------------------
                                            Name:  Stephen Murray
                                            Title: Partner

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 14,540.40

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 727,020

                                            Latona NW Investment, LLC

                                            By: /s/ Paul Meister

                                                ----------------
                                            Name:  Paul Meister
                                            Title: Manager

                                            Number of Shares of Class B Common
                                                Stock to be purchased: 20,000

                                            Aggregate purchase price for Shares

                                                of Class B Common Stock:
                                                $ 1,000,000